First Quarter 2024 Investor Supplement
Product Innovation and Developments
•Released Fastly Bot Management Solution to help organizations combat automated “bot” attacks at the edge and minimize the business impact of fraud, DDoS attacks, account takeovers, and other abuse.
•Simplified our product bundles, making it easier for customers to choose Fastly by offering a predictable billing experience across our product portfolio.
•Enabled self-service adoption with Universal Login and the addition of Fastly product trials and upgrades to our Control Panel.
•Deepened protection for modern APIs and services with the addition of gRPC Inspection and Advanced Rate Limiting in our Next-Gen WAF.
•Expanded our Compute platform with the Secret Store, a secrets management service, allowing organizations to run more of their services entirely on the edge.
•Released Edge Rate Limiting to protect Compute services from Layer 7 DDoS attacks and automated abuse.
•Released Edge Observability, a unified dashboard with real-time and historic metrics, and Alerts, which automatically notifies customers of service-related performance metrics and impending outages.
Customer and Partner Highlights
•New deal registrations and related revenue contribution more than doubled year-over-year in the first quarter.
•Closed more Fastly product package deals in the first quarter of 2024 than the first half of 2023.
•MWM, a leading app publisher in France, selected Fastly’s content delivery and image optimization services.
•Bending Spoons, a leading mobile app development company, selected Fastly for its Network Services offering.

Calculations of Key and Other Selected Metrics – Quarterly (unaudited)
	Q2 2022	Q3 2022	Q4 2022	Q1 2023	Q2 2023	Q3 2023	Q4 2023	Q1 2024
Customer Metrics:
LTM Net Retention Rate (NRR)(1)	117%	118%	119%	116%	116%	114%	113%	114%
Enterprise Customer Count(2)	499	511	533	540	551	547	578	577
Enterprise Customer Revenue %	90%	91%	92%	91%	92%	92%	92%	91%
Total Customer Count(2)	3,025	3,039	3,062	3,100	3,072	3,102	3,243	3,290
Annual Revenue Retention Rate (ARR)(7)	—%	—%	98.9%	—%	—%	—%	99.2%	—%
Revenue Metrics (in millions):
Network Services Revenue	$81.8	$87.1	$96.8	$94.3	$98.5	$102.5	$109.8	$106.0
Security Revenue	$19.1	$19.8	$20.7	$21.2	$22.5	$23.3	$25.8	$24.6
Other Revenue	$1.5	$1.6	$1.8	$2.0	$1.8	$1.9	$2.2	$2.9
Remaining Performance Obligation (RPO)[3]	$173.2	$173.0	$198.3	$242.4	$230.9	$247.6	$235.7	$227.0

Exhibit 99.2
Corporate Highlights
•Published “API Security Study 2024," an assessment of Europe-based companies' API security concerns based on insights from cybersecurity decision makers, experts, and practitioners.
•Launched Xcelerate, a series of in-person global events to help Fastly’s network of developers, security professionals and business leaders deliver superior digital experiences at the edge.
•Fastly’s OHTTP Relay won the 2024 DEVIES award for best innovation in services: application development.
Key Metrics Highlights
•Last 12-month net retention rate (LTM NRR)1 increased to 114% in the first quarter from 113% in the fourth quarter of 2023.
•Total customer count2 was 3,290 in the first quarter, up 47 from the fourth quarter of 2023; 577 were enterprise customers2 in the first quarter, down 1 from the fourth quarter of 2023.
•Remaining performance obligations (RPO)3 were $227 million, down 4% from $236 million in the fourth quarter of 2023.
•Total revenue of $133.5 million, representing 14% year-over-year growth. Network services revenue of $106.0 million, representing 12% year-over-year growth. Security revenue of $24.6 million, representing 16% year-over-year growth.
Second Quarter and Full Year 2024 Guidance

	Q2 2024	Full Year 2024
Total Revenue (millions)	$130.0 - $134.0	$555.0 - $565.0
Non-GAAP Operating Loss (millions)(4)	($16.0) - ($12.0)	($28.0) - ($22.0)
Non-GAAP Net Loss per share (5)(6)	($0.10) - ($0.06)	($0.12) - ($0.06)

Key Metrics
1.We calculate LTM Net Retention Rate by dividing the total customer revenue for the prior twelve-month period (“prior 12-month period”) ending at the beginning of the last twelve-month period (“LTM period”) minus revenue contraction due to billing decreases or customer churn, plus revenue expansion due to billing increases during the LTM period from the same customers by the total prior 12-month period revenue. We believe the LTM Net Retention Rate is supplemental as it removes some of the volatility that is inherent in a usage-based business model.
2.Our number of customers is calculated based on the number of separate identifiable operating entities with which we have a billing relationship in good standing, from which we recognized revenue during the current quarter. Our enterprise customers are defined as those with annualized current quarter revenue in excess of $100,000. This is calculated by taking the revenue for each customer within the quarter and multiplying it by four.
3.Remaining performance obligations include future committed revenue for periods within current contracts with customers, as well as deferred revenue arising from consideration invoiced for which the related performance obligations have not been satisfied.
4.For a reconciliation of non-GAAP financial measures to their corresponding GAAP measures, please refer to the reconciliation table at the end of this supplement.
5.Assumes weighted average basic shares outstanding of 137.7 million in Q2 2024 and 137.9 million for the full year 2024.
6.Non-GAAP Net Loss per share is calculated as Non-GAAP Net Loss divided by weighted average basic shares for 2024.
7.Annual revenue retention rate is calculated by subtracting the quotient of the Annual Revenue Churn from all of our Churned Customers divided by our annual revenue of the same calendar year from 100%. Our “Annual Revenue Churn” is calculated by multiplying the final full month of revenue from a customer that terminated its contract with us (a “Churned Customer”) by the number of months remaining in the same calendar year.

Forward-Looking Statements

This investor supplement contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the "Securities Act"), and Section 21E of the Securities Exchange Act of 1934, as amended, about us and our industry that involve substantial risks and uncertainties. Forward-looking statements generally relate to future events or Fastly's future financial or operating performance. In some cases, you can identify forward-looking statements because they contain words such as "may," "will," "should," "expects," "plans," "anticipates,” “going to,” "could," "intends," "target," "projects," "contemplates," "believes," "estimates," "predicts," "potential," "continue," “would,” or the negative of these words or other similar terms or expressions that concern Fastly's expectations, goals, strategy, priorities, plans, projections, or intentions. Forward-looking statements in this investor supplement include, but are not limited to, statements regarding Fastly’s future financial and operating performance, including its outlook and guidance; the performance of our existing and new products and product enhancements; the growth and success of Fastly's partner program; and Fastly's strategies, product and business plans. Fastly's expectations and beliefs regarding these matters may not materialize, and actual results in future periods are subject to risks and uncertainties that could cause actual results to differ materially from those projected. These risks include the possibility that: Fastly is unable to attract and retain customers; Fastly's existing customers and partners do not maintain or increase usage of Fastly's platform; Fastly's platform and product features do not meet expectations, including due to defects, interruptions, security breaches, delays in performance or other similar problems; Fastly is unable to adapt to meet evolving market and customer demands and rapid technological change; Fastly is unable to comply with modified or new industry standards, laws and regulations; Fastly is unable to generate sufficient revenues to achieve or sustain profitability; Fastly’s limited operating history makes it difficult to evaluate its prospects and future operating results; Fastly is unable to effectively manage its growth; and Fastly is unable to compete effectively. The forward-looking statements contained in this investor supplement are also subject to other risks and uncertainties, including those more fully described in Fastly’s Annual Report on Form 10-K for the year ended December 31, 2023. Additional information will also be set forth in Fastly’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2024, and other filings and reports that Fastly may file from time to time with the SEC. The forward-looking statements in this investor supplement are based on information available to Fastly as of the date hereof, and Fastly disclaims any obligation to update any forward-looking statements, except as required by law.
Non-GAAP Financial Measures
To supplement our condensed consolidated financial statements, which are prepared and presented in accordance with accounting principles generally accepted in the United States ("GAAP"), the Company uses the following non-GAAP measures of financial performance: non-GAAP gross profit, non-GAAP gross margin, non-GAAP operating loss, non-GAAP net loss, non-GAAP basic and diluted net loss per common share, non-GAAP research and development, non-GAAP sales and marketing, non-GAAP general and administrative, free cash flow and adjusted EBITDA. The presentation of this additional financial information is not intended to be considered in isolation from, as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP. These non-GAAP measures have limitations in that they do not reflect all of the amounts associated with our results of operations as determined in accordance with GAAP. In addition, these non-GAAP financial measures may be different from the non-GAAP financial measures used by other companies. These non-GAAP measures should only be used to evaluate our results of operations in conjunction with the corresponding GAAP measures. Management compensates for these limitations by reconciling these non-GAAP financial measures to the most comparable GAAP financial measures within our earnings releases.
Non-GAAP gross profit, non-GAAP gross margin, non-GAAP operating loss, non-GAAP net income (loss) and non-GAAP basic and diluted net loss per common share, non-GAAP research and development, non-GAAP sales and marketing, and non-GAAP general and administrative differ from GAAP in that they exclude stock-based compensation expense, amortization of acquired intangible assets, acquisition-related expenses, executive transition costs, net gain on extinguishment of debt, impairment expense and amortization of debt discount and issuance costs.
Adjusted EBITDA: excludes stock-based compensation expense, depreciation and other amortization expenses, amortization of acquired intangible assets, acquisition-related expenses, executive transition costs, interest income, interest expense, including amortization of debt discount and issuance costs, net gain on extinguishment of debt, impairment expense, other income (expense), net, and income taxes.
Acquisition-Related Expenses: consists of acquisition-related charges that are not related to ongoing operations. Management considers its operating results without this activity when evaluating its ongoing non-GAAP net income (loss) performance and its adjusted EBITDA performance because these charges may not be reflective of our core business, ongoing operating results, or future outlook.
Amortization of Acquired Intangible Assets: consists of non-cash charges that can be affected by the timing and magnitude of asset purchases and acquisitions. Management considers its operating results without this activity when evaluating its ongoing non-GAAP performance and its adjusted EBITDA performance because these charges are non-

cash expenses that can be affected by the timing and magnitude of asset purchases and acquisitions and may not be reflective of our core business, ongoing operating results, or future outlook.
Amortization of Debt Discount and Issuance Costs: consists primarily of amortization expense related to our debt obligations. Management considers its operating results without this activity when evaluating its ongoing non-GAAP net income (loss) performance and its adjusted EBITDA performance because it is not believed by management to be reflective of our core business, ongoing operating results or future outlook. These are included in our total interest expense.
Capital Expenditures: consists of cash used for purchases of property and equipment, net of proceeds from sale of property and equipment, capitalized internal-use software and payments on finance lease obligations, as reflected in our statement of cash flows.
Depreciation and Other Amortization Expense: consists of non-cash charges that can be affected by the timing and magnitude of asset purchases. Management considers its operating results without this activity when evaluating its ongoing adjusted EBITDA performance because these charges are non-cash expenses that can be affected by the timing and magnitude of asset purchases and may not be reflective of our core business, ongoing operating results, or future outlook.
Executive Transition Costs: consists of one-time cash and non-cash charges recognized with respect to changes in our executive’s employment status. Management considers its operating results without this activity when evaluating its ongoing non-GAAP net income (loss) performance and its adjusted EBITDA performance because it is not believed by management to be reflective of our core business, ongoing operating results or future outlook.
Free Cash Flow: calculated as net cash used in operating activities less purchases of property and equipment, net of proceeds from sale of property and equipment, principal payments of finance lease liabilities, capitalized internal-use software costs and advance payments made related to capital expenditures. Management specifically identifies adjusting items in the reconciliation of GAAP to non-GAAP financial measures. Management considers non-GAAP free cash flow to be a profitability and liquidity measure that provides useful information to management and investors about the amount of cash generated by the business that can possibly be used for investing in Fastly's business and strengthening its balance sheet, but it is not intended to represent the residual cash flow available for discretionary expenditures. The presentation of non-GAAP free cash flow is also not meant to be considered in isolation or as an alternative to cash flows from operating activities as a measure of liquidity.
Impairment Expense: consists of impairment charge related to our computer and networking equipment, including software, we expect to not be used. Management considers its operating results without this activity when evaluating its ongoing non-GAAP net income (loss) performance and its adjusted EBITDA performance because it is not believed by management to be reflective of our core business, ongoing operating results or future outlook.
Income Taxes: consists primarily of expenses recognized related to state and foreign income taxes. Management considers its operating results without this activity when evaluating its ongoing adjusted EBITDA performance because it is not believed by management to be reflective of our core business, ongoing operating results or future outlook.
Interest Expense: consists primarily of interest expense related to our debt instruments, including amortization of debt discount and issuance costs. Management considers its operating results without this activity when evaluating its ongoing non-GAAP net income (loss) performance and its adjusted EBITDA performance because it is not believed by management to be reflective of our core business, ongoing operating results or future outlook.
Interest Income: consists primarily of interest income related to our marketable securities. Management considers its operating results without this activity when evaluating its ongoing non-GAAP net income (loss) performance and adjusted EBITDA performance because it is not believed by management to be reflective of our core business, ongoing operating results or future outlook.
Net Gain on Debt Extinguishment: relates to net gain on the partial repurchase of our outstanding convertible debt. Management considers its operating results without this activity when evaluating its ongoing non-GAAP net income (loss) performance and its adjusted EBITDA performance because it is not believed by management to be reflective of our core business, ongoing operating results or future outlook.
Other Income (Expense), Net: consists primarily of foreign currency transaction gains and losses. Management considers its operating results without this activity when evaluating its ongoing adjusted EBITDA performance because it is not believed by management to be reflective of our core business, ongoing operating results or future outlook.
Stock-Based Compensation Expense: consists of expenses for stock options, restricted stock units, performance awards, restricted stock awards and Employee Stock Purchase Plan ("ESPP") under our equity incentive plans. Although stock-based compensation is an expense for the Company and is viewed as a form of compensation, management considers its operating results without this activity when evaluating its ongoing non-GAAP net income (loss) performance and its adjusted EBITDA performance, primarily because it is a non-cash expense not believed by management to be reflective of our core business, ongoing operating results, or future outlook. In addition, the value of some stock-based instruments is determined using formulas that incorporate variables, such as market volatility, that are beyond our control.
Management believes these non-GAAP financial measures and adjusted EBITDA serve as useful metrics for our management and investors because they enable a better understanding of the long-term performance of our core business and facilitate comparisons of our operating results over multiple periods and to those of peer companies, and when taken together with the corresponding GAAP financial measures and our reconciliations, enhance investors' overall understanding of our current financial performance.
In the financial tables below, the Company provides a reconciliation of the most comparable GAAP financial measure to the historical non-GAAP financial measures used in this investor supplement.

Consolidated Statements of Operations – Quarterly
(unaudited, in thousands, except per share amounts)

	Q2 2022	Q3 2022	Q4 2022	Q1 2023	Q2 2023	Q3 2023	Q4 2023	Q1 2024
Revenue	$102,518	$108,504	$119,321	$117,564	$122,831	$127,816	$137,777	$133,520
Cost of revenue(1)	56,466	55,825	56,738	57,310	58,617	61,730	62,003	60,286
Gross profit	46,052	52,679	62,583	60,254	64,214	66,086	75,774	73,234
Operating expenses:
Research and development(1)	38,717	38,957	37,197	37,431	37,421	39,068	38,270	38,248
Sales and marketing(1)	46,760	47,006	44,623	44,271	47,797	51,043	48,662	49,607
General and administrative (1)	29,543	32,481	29,225	25,827	28,823	30,001	31,426	31,639
Impairment expense	—	—	—	—	—	4,316	—	—
Total operating expenses	115,020	118,444	111,045	107,529	114,041	124,428	118,358	119,494
Loss from operations	(68,968)	(65,765)	(48,462)	(47,275)	(49,827)	(58,342)	(42,584)	(46,260)
Net gain on extinguishment of debt	54,391	—	—	—	36,760	—	15,656	—
Interest income	1,502	1,967	2,894	4,186	4,508	4,908	4,584	3,848
Interest expense	(1,530)	(1,381)	(1,354)	(1,213)	(1,232)	(862)	(744)	(579)
Other income (expense), net	(1,673)	1,877	46	(250)	(803)	(16)	(763)	(89)
Loss before income taxes	(16,278)	(63,302)	(46,876)	(44,552)	(10,594)	(54,312)	(23,851)	(43,080)
Income tax expense (benefit)	159	118	(223)	135	110	(1)	(465)	347
Net loss	$(16,437)	$(63,420)	$(46,653)	$(44,687)	$(10,704)	$(54,311)	$(23,386)	$(43,427)
Net loss per share attributable to common stockholders, basic and diluted	$(0.14)	$(0.52)	$(0.38)	$(0.36)	$(0.08)	$(0.42)	$(0.18)	$(0.32)
Weighted-average shares used in computing net loss per share attributable to common stockholders, basic and diluted	121,242	122,339	123,587	125,418	127,863	129,873	131,843	134,587
__________
(1)Includes stock-based compensation expense as follows:

	Q2 2022	Q3 2022	Q4 2022	Q1 2023	Q2 2023	Q3 2023	Q4 2023	Q1 2024
Cost of revenue	$3,188	$2,978	$2,938	$2,681	$2,837	$2,860	$3,278	$2,779
Research and development	13,889	14,488	11,469	11,481	12,205	12,122	12,019	10,323
Sales and marketing	10,184	10,920	7,885	6,705	9,877	9,061	8,060	7,843
General and administrative	7,717	10,992	9,126	7,284	12,073	11,670	12,090	10,876
Total	$34,978	$39,378	$31,418	$28,151	$36,992	$35,713	$35,447	$31,821

Reconciliation of GAAP to Non-GAAP Financial Measures - Quarterly
(unaudited, in thousands, except per share amounts)

	Q2 2022	Q3 2022	Q4 2022	Q1 2023	Q2 2023	Q3 2023	Q4 2023	Q1 2024
Gross Profit
GAAP gross Profit	$46,052	$52,679	$62,583	$60,254	$64,214	$66,086	$75,774	$73,234
Stock-based compensation	3,188	2,978	2,938	2,681	2,837	2,860	3,278	2,779
Amortization of acquired intangible assets	2,475	2,475	2,475	2,475	2,475	2,475	2,475	2,475
Non-GAAP gross profit	51,715	58,132	67,996	65,410	69,526	71,421	81,527	78,488
GAAP gross margin	44.9%	48.6%	52.4%	51.3%	52.3%	51.7%	55.0%	54.8%
Non-GAAP gross margin	50.4%	53.6%	57.0%	55.6%	56.6%	55.9%	59.2%	58.8%

Research and development
GAAP research and development	38,717	38,957	37,197	37,431	37,421	39,068	38,270	38,248
Stock-based compensation	(13,889)	(14,488)	(11,469)	(11,481)	(12,205)	(10,426)	(11,728)	(10,323)
Executive transition costs	—	—	—	—	—	(2,406)	(385)	—
Non-GAAP research and development	24,828	24,469	25,728	25,950	25,216	26,236	26,157	27,925

Sales and marketing
GAAP sales and marketing	46,760	47,006	44,623	44,271	47,797	51,043	48,662	49,607
Stock-based compensation	(10,184)	(10,920)	(7,885)	(6,705)	(9,877)	(9,061)	(8,060)	(7,843)
Amortization of acquired intangible assets	(2,710)	(2,897)	(2,575)	(2,575)	(2,575)	(2,576)	(2,300)	(2,300)
Non-GAAP sales and marketing	33,866	33,189	34,163	34,991	35,345	39,406	38,302	39,464

General and administrative
GAAP general and administrative	29,543	32,481	29,225	25,827	28,823	30,001	31,426	31,639
Stock-based compensation	(7,717)	(7,959)	(9,126)	(7,284)	(12,073)	(11,670)	(12,090)	(10,876)
Executive transition costs	—	(4,207)	—	—	—	—	—	—
Acquisition-related expenses	(1,912)	—	—	—	—	—	—	—
Non-GAAP general and administrative	19,914	20,315	20,099	18,543	16,750	18,331	19,336	20,763

Operating loss
GAAP operating loss	(68,968)	(65,765)	(48,462)	(47,275)	(49,827)	(58,342)	(42,584)	(46,260)
Stock-based compensation	34,978	36,345	31,418	28,151	36,992	34,017	35,156	31,821
Executive transition costs	—	4,207	—	—	—	2,406	385	—
Amortization of acquired intangible assets	5,185	5,372	5,050	5,050	5,050	5,051	4,775	4,775
Impairment expense	—	—	—	—	—	4,316	—	—
Acquisition-related expenses	1,912	—	—	—	—	—	—	—
Non-GAAP operating loss	(26,893)	(19,841)	(11,994)	(14,074)	(7,785)	(12,552)	(2,268)	(9,664)

Net loss
GAAP net loss	(16,437)	(63,420)	(46,653)	(44,687)	(10,704)	(54,311)	(23,386)	(43,427)
Stock-based compensation	34,978	36,345	31,418	28,151	36,992	34,017	35,156	31,821
Executive transition costs	—	4,207	—	—	—	2,406	385	—
Amortization of acquired intangible assets	5,185	5,372	5,050	5,050	5,050	5,051	4,775	4,775
Acquisition-related expenses	1,912	—	—	—	—	—	—	—
Net gain on extinguishment of debt	(54,391)	—	—	—	(36,760)	—	(15,656)	—
Impairment expense	—	—	—	—	—	4,316	—	—
Amortization of debt issuance costs	776	714	716	716	803	502	456	354
Non-GAAP net income (loss)	$(27,977)	$(16,782)	$(9,469)	$(10,770)	$(4,619)	$(8,019)	$1,730	$(6,477)

GAAP net loss per common share—basic and diluted	$(0.14)	$(0.52)	$(0.38)	$(0.36)	$(0.08)	$(0.42)	$(0.18)	$(0.32)
Non-GAAP net income (loss) per common share—basic and diluted	$(0.23)	$(0.14)	$(0.08)	$(0.09)	$(0.04)	$(0.06)	$0.01	$(0.05)
Weighted average basic common shares	121,242	122,339	123,587	125,418	127,863	129,873	131,843	134,587
Weighted average diluted common shares	121,242	122,339	123,587	125,418	127,863	129,873	141,162	134,587

Reconciliation of GAAP to Non-GAAP Financial Measures - Quarterly (Continued)
(unaudited, in thousands, except per share amounts)

	Q2 2022	Q3 2022	Q4 2022	Q1 2023	Q2 2023	Q3 2023	Q4 2023	Q1 2024
Reconciliation of GAAP to Non-GAAP diluted shares:
GAAP diluted shares	121,242	122,339	123,587	125,418	127,863	129,873	131,843	134,587
Other dilutive equity awards	—	—	—	—	—	—	9,319	—
Non-GAAP diluted shares	121,242	122,339	123,587	125,418	127,863	129,873	141,162	134,587
Non-GAAP diluted net income (loss) per share	(0.23)	(0.14)	(0.08)	(0.09)	(0.04)	(0.06)	0.01	(0.05)

	Q2 2022	Q3 2022	Q4 2022	Q1 2023	Q2 2023	Q3 2023	Q4 2023	Q1 2024
Adjusted EBITDA
GAAP net loss	$(16,437)	$(63,420)	$(46,653)	$(44,687)	$(10,704)	$(54,311)	$(23,386)	$(43,427)
Stock-based compensation	34,978	36,345	31,418	28,151	36,992	34,017	35,156	31,821
Depreciation and other amortization	10,860	10,786	11,903	12,179	13,030	13,202	13,727	13,400
Amortization of acquired intangible assets	5,185	5,372	5,050	5,050	5,050	5,051	4,775	4,775
Amortization of debt discount and issuance costs	776	714	716	716	803	502	456	354
Executive transition costs	—	4,207	—	—	—	2,406	385	—
Net gain on extinguishment of debt	(54,391)	—	—	—	(36,760)	—	(15,656)	—
Impairment expense	—	—	—	—	—	4,316	—	—
Acquisition-related expenses	1,912	—	—	—	—	—	—	—
Interest income	(1,502)	(1,967)	(2,894)	(4,186)	(4,508)	(4,908)	(4,584)	(3,848)
Interest expense	754	667	638	497	429	360	288	225
Other (income) expense, net	1,673	(1,877)	(46)	250	803	16	763	89
Income tax (benefit) expense	159	118	(223)	135	110	(1)	(465)	347
Adjusted EBITDA	$(16,033)	$(9,055)	$(91)	$(1,895)	$5,245	$650	$11,459	$3,736

Non-GAAP Consolidated Statements of Operations - Quarterly
(unaudited, in thousands, except per share amounts)

	Q2 2022	Q3 2022	Q4 2022	Q1 2023	Q2 2023	Q3 2023	Q4 2023	Q1 2024
Revenue	$102,518	$108,504	$119,321	$117,564	$122,831	$127,816	$137,777	$133,520
Cost of revenue (1)(2)	50,803	50,372	51,325	52,154	53,305	56,395	56,250	55,032
Gross profit	51,715	58,132	67,996	65,410	69,526	71,421	81,527	78,488
Operating expenses:
Research and development(1)(3)	24,828	24,469	25,728	25,950	25,216	26,236	26,157	27,925
Sales and marketing(1)(2)	33,866	33,189	34,163	34,991	35,345	39,406	38,302	39,464
General and administrative (1)(3)(4)	19,914	20,315	20,099	18,543	16,750	18,331	19,336	20,763
Total operating expenses(5)	78,608	77,973	79,990	79,484	77,311	83,973	83,795	88,152
Loss from operations(1)(2)(3)(4)	(26,893)	(19,841)	(11,994)	(14,074)	(7,785)	(12,552)	(2,268)	(9,664)
Interest income	1,502	1,967	2,894	4,186	4,508	4,908	4,584	3,848
Interest expense(6)	(754)	(667)	(638)	(497)	(429)	(360)	(288)	(225)
Other income (expense), net	(1,673)	1,877	46	(250)	(803)	(16)	(763)	(89)
Income (loss) before income tax expense (benefit)(7)	(27,818)	(16,664)	(9,692)	(10,635)	(4,509)	(8,020)	1,265	(6,130)
Income tax expense (benefit)(8)	159	118	(223)	135	110	(1)	(465)	347
Net income (loss)(1)(2)(3)(4)(5)(6)(7)(8)	$(27,977)	$(16,782)	$(9,469)	$(10,770)	$(4,619)	$(8,019)	$1,730	$(6,477)
Net income (loss) per share attributable to common stockholders, basic and diluted	$(0.23)	$(0.14)	$(0.08)	$(0.09)	$(0.04)	$(0.06)	$0.01	$(0.05)
Weighted-average shares used in computing net income (loss) per share attributable to common stockholders, basic	121,242	122,339	123,587	125,418	127,863	129,873	131,843	134,587
Weighted-average shares used in computing net income (loss) per share attributable to common stockholders, diluted	121,242	122,339	123,587	125,418	127,863	129,873	141,162	134,587
(1) Excludes stock-based compensation. See GAAP to Non-GAAP reconciliations.
(2) Excludes amortization of acquired intangible assets. See GAAP to Non-GAAP reconciliations.
(3) Excludes executive transition costs. See GAAP to Non-GAAP reconciliations.
(4) Excludes acquisition-related and other expenses. See GAAP to Non-GAAP reconciliations.
(5) Excludes impairment expense. See GAAP to Non-GAAP reconciliations.
(6) Excludes amortization of debt discount and issuance costs. See GAAP to Non-GAAP reconciliations.
(7) Excludes net gain on extinguishment of debt. See GAAP to Non-GAAP reconciliations.
(8) Excludes acquisition-related tax benefit. See GAAP to Non-GAAP reconciliations.

Consolidated Balance Sheets - Quarterly
(unaudited, in thousands)

	Q2 2022	Q3 2022	Q4 2022	Q1 2023	Q2 2023	Q3 2023	Q4 2023	Q1 2024
Assets
Current assets:
Cash and cash equivalents	$62,510	$87,897	$143,391	$348,463	$273,742	$270,300	$107,921	$150,809
Marketable securities	419,905	445,048	374,581	198,116	123,605	158,055	214,799	178,677
Accounts receivable, net	68,218	72,914	89,578	85,344	78,295	98,622	120,498	107,517
Prepaid expenses and other current assets	29,037	31,321	28,933	29,717	29,500	24,481	20,455	23,207
Total current assets	579,670	637,180	636,483	661,640	505,142	551,458	463,673	460,210
Property and equipment, net	173,950	179,080	180,378	179,922	179,045	171,914	176,608	177,574
Operating lease right-of-use assets, net	69,861	72,374	68,440	60,615	56,733	52,927	55,212	54,420
Goodwill	670,186	670,158	670,185	670,192	670,356	670,356	670,356	670,356
Intangible assets, net	93,978	88,482	82,900	77,725	72,550	67,375	62,475	57,576
Marketable securities, non-current	284,951	186,066	165,105	117,518	78,042	32,280	6,088	1,743
Other assets	60,199	73,258	92,622	94,798	95,550	94,353	90,779	84,044
Total assets	$1,932,795	$1,906,598	$1,896,113	$1,862,410	$1,657,418	$1,640,663	$1,525,191	$1,505,923
Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable	$10,011	$8,265	$4,786	$4,668	$5,561	$5,723	$5,611	$5,485
Accrued expenses	49,943	54,186	61,161	42,311	47,001	56,595	61,818	35,555
Finance lease liabilities	28,088	27,807	28,954	24,763	22,233	19,250	15,684	11,974
Operating lease liabilities	19,243	20,919	23,026	20,516	20,575	21,533	24,042	22,580
Other current liabilities	33,705	33,422	34,394	32,942	36,234	40,234	40,539	44,633
Total current liabilities	140,990	144,599	152,321	125,200	131,604	143,335	147,694	120,227
Long-term debt, less current portion	703,375	704,042	704,710	705,378	472,369	472,823	343,507	343,837
Finance lease liabilities, noncurrent	26,479	21,027	15,507	10,858	7,026	3,860	1,602	440
Operating lease liabilities, noncurrent	60,657	62,750	61,341	56,275	51,448	47,775	48,484	46,857
Other long-term liabilities	7,556	7,201	7,076	6,144	7,217	4,298	4,416	2,756
Total liabilities	939,057	939,619	940,955	903,855	669,664	672,091	545,703	514,117
Stockholders’ equity:
Common stock	2	2	2	2	2	2	3	3
Additional paid-in capital	1,597,869	1,634,666	1,666,106	1,710,498	1,747,959	1,781,870	1,815,245	1,870,503
Accumulated other comprehensive loss	(12,542)	(12,678)	(9,286)	(5,594)	(3,152)	(1,934)	(1,008)	(521)
Accumulated deficit	(591,591)	(655,011)	(701,664)	(746,351)	(757,055)	(811,366)	(834,752)	(878,179)
Total stockholders’ equity	993,738	966,979	955,158	958,555	987,754	968,572	979,488	991,806
Total liabilities and stockholders’ equity	$1,932,795	$1,906,598	$1,896,113	$1,862,410	$1,657,418	$1,640,663	$1,525,191	$1,505,923

Consolidated Statements of Cash Flows – Quarterly
(unaudited, in thousands)

	Q2 2022	Q3 2022	Q4 2022	Q1 2023	Q2 2023	Q3 2023	Q4 2023	Q1 2024
Cash flows from operating activities:
Net loss	$(16,437)	$(63,420)	$(46,653)	$(44,687)	$(10,704)	$(54,311)	$(23,386)	$(43,427)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation expense	10,736	10,662	11,371	12,040	12,920	13,055	13,587	13,277
Amortization of intangible assets	5,309	5,496	5,582	5,175	5,175	5,175	4,899	4,899
Non-cash lease expense	5,608	8,133	5,793	6,115	5,648	5,464	5,451	5,556
Amortization of debt discount and issuance costs	775	715	715	716	803	501	456	354
Amortization of deferred contract costs	2,138	2,031	2,896	3,425	3,746	4,082	4,295	4,573
Stock-based compensation	34,978	39,378	31,418	28,151	36,992	35,713	35,447	31,821
Deferred income taxes	—	—	—	—	—	—	(900)	228
Provision for credit losses	402	1,253	624	533	567	211	714	953
(Gain) loss on disposals of property and equipment	586	—	—	251	296	(42)	—	399
Amortization and accretion of discounts and premiums on investments	894	771	515	449	298	(403)	(990)	(1,158)
Impairment of operating lease right-of-use assets	—	—	2,083	—	187	401	156	—
Impairment expense	—	—	—	—	—	4,316	—	—
Net gain on extinguishment of debt	(54,391)	—	—	—	(36,760)	—	(15,656)	—
Other adjustments	(67)	(353)	3,980	(243)	(85)	71	905	(259)
Changes in operating assets and liabilities:
Accounts receivable	5,097	(5,949)	(17,288)	3,701	6,482	(20,538)	(22,590)	12,028
Prepaid expenses and other current assets	(2,701)	(975)	(971)	(634)	217	5,019	4,107	(2,700)
Other assets	(3,948)	(13,505)	(15,492)	(7,212)	(4,771)	(4,286)	(6,868)	(1,814)
Accounts payable	3,336	(4,301)	(1,267)	(175)	1,119	314	(876)	101
Accrued expenses	(3,729)	3,328	3,799	(6,827)	234	340	(1,603)	(8,760)
Operating lease liabilities	(5,349)	(7,462)	(4,335)	(5,750)	(6,682)	(4,505)	(5,137)	(7,606)
Other liabilities	83	(3,436)	5,102	(3,889)	9,308	1,033	612	2,667
Net cash provided by (used in) operating activities	(16,680)	(27,634)	(12,128)	(8,861)	24,990	(8,390)	(7,377)	11,132
Cash flows from investing activities:
Purchases of marketable securities	(207,286)	—	—	—	—	(73,091)	(59,142)	(56,948)
Sales of marketable securities	159,552	—	65	—	774	1	24,850	—
Maturities of marketable securities	127,333	72,857	94,303	227,211	114,884	86,030	5,642	99,080
Business acquisitions, net of cash acquired	(25,224)	(1,746)	1,843	—	—	—	—	—
Advance payment for purchase of property and equipment	(29,310)	(1,964)	(10,923)	—	—	—	—	—
Purchases of property and equipment(1)	(6,428)	(2,631)	(8,529)	(3,494)	(4,464)	(325)	(2,693)	(1,603)
Proceeds from sale of property and equipment	241	125	126	22	14	13	—	—
Capitalized internal-use software	(4,926)	(5,120)	(4,290)	(4,209)	(6,230)	(4,951)	(5,902)	(6,845)
Net cash provided by (used in) investing activities(1)	13,952	61,521	72,595	219,530	104,978	7,677	(37,245)	33,684
Cash flows from financing activities:
Cash paid for debt extinguishment	(177,082)	—	—	—	(196,934)	—	(113,606)	—
Repayments of finance lease liabilities(1)	(3,870)	(7,076)	(4,427)	(8,645)	(6,557)	(6,041)	(5,932)	(4,872)
Cash received for restricted stock sold in advance of vesting conditions	—	—	—	—	—	—	—	—
Cash paid for early sale of restricted shares	(3,539)	(3,618)	—	—	—	—	—	—
Payment of deferred consideration for business acquisitions	—	—	—	—	(4,393)	—	—	—
Proceeds from exercise of vested stock options	1,721	555	364	336	535	1,137	161	111
Proceeds from employee stock purchase plan	1,571	1,749	(949)	2,596	2,191	2,222	1,550	2,881
Net cash used in financing activities(1)	(181,199)	(8,390)	(5,012)	(5,713)	(205,158)	(2,682)	(117,827)	(1,880)
Effects of exchange rate changes on cash, cash equivalents, and restricted cash	(100)	(110)	39	116	469	(47)	70	(48)
Net increase (decrease) in cash, cash equivalents, and restricted cash	(184,027)	25,387	55,494	205,072	(74,721)	(3,442)	(162,379)	42,888
Cash, cash equivalents, and restricted cash at beginning of period	246,687	62,660	88,047	143,541	348,613	273,892	270,450	108,071
Cash, cash equivalents, and restricted cash at end of period	$62,660	$88,047	$143,541	$348,613	$273,892	$270,450	$108,071	$150,959
__________
(1)Amounts disclosed for Q2 2022 have been revised from the amounts disclosed in our previous investor supplements to match amounts reported in the applicable Quarterly Reports on Form 10-Q.

Free Cash Flow
(in thousands, unaudited)

	Quarter ended
	Q2 2022	Q3 2022	Q4 2022	Q1 2023	Q2 2023	Q3 2023	Q4 2023	Q1 2024
Cash flow provided by (used in) operations	$(16,680)	$(27,634)	$(12,128)	$(8,861)	$24,990	$(8,390)	$(7,377)	$11,132
Capital expenditures(1):
Purchases of property and equipment	(6,428)	(2,631)	(8,529)	(3,494)	(4,464)	(325)	(2,693)	(1,603)
Proceeds from sale of property and equipment	241	125	126	22	14	13	—	—
Capitalized internal-use software	(4,926)	(5,120)	(4,290)	(4,209)	(6,230)	(4,951)	(5,902)	(6,845)
Repayments of finance lease liabilities	(3,870)	(7,076)	(4,427)	(8,645)	(6,557)	(6,041)	(5,932)	(4,872)
Advance payment for purchase of property and equipment (2)	(29,310)	(1,964)	(10,923)	—	—	—	—	—
Free Cash Flow	$(60,973)	$(44,300)	$(40,171)	$(25,187)	$7,753	$(19,694)	$(21,904)	$(2,188)
__________
(1)Capital expenditures are defined as cash used for purchases of property and equipment, net of proceeds from sale of property and equipment, capitalized internal-use software and payments on finance lease obligations, as reflected in our statement of cash flows.
(2)In the three months ended March 31, 2024, we received $3.7 million of capital equipment that was prepaid prior to the current quarter, as reflected in the supplemental disclosure of our statement of cash flows.